3. SIGNIFICANT ACCOUNTING POLICIES: Decommissioning, restoration, and similar obligations (Policies)	12 Months Ended
Sep. 30, 2019
Policies
Decommissioning, restoration, and similar obligations

Decommissioning, restoration, and similar obligations

An obligation to incur restoration, rehabilitation and environmental costs arises when an environmental disturbance is caused by the exploration, development or ongoing production of a mineral property interest.  Such costs arising for the decommissioning of plant and other site preparation work, discounted to their net present value, are provided for and capitalized at the start of each project to the carrying value of the asset, as soon as the obligation to incur such costs arises.  Discount rates using a pre-tax rate that reflect the time value of money are used to calculate the net present value.  These costs are charged against profit or loss over the economic life of the related asset, through amortization using either the unit-of-production or the straight line method.  The related liability is adjusted each period for the unwinding of the discount rate and for changes to the current market-based discount rate, amount or timing of the underlying cash flows needed to settle the obligation.  Costs for restoration of subsequent site damage which is created on an ongoing basis during production are provided for at their net present values and charged against profits as extraction progresses.

As at September 30, 2019, the Company has no material restoration, rehabilitation and environmental costs as the disturbance to date is minimal.